SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2005

PHILADELPHIA CONSOLIDATED HOLDING CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22280	23-2202671
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 617-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

Pursuant to the Philadelphia Consolidated Holding Corp. Employees’ Stock Option Plan (the “Plan”), Philadelphia Consolidated Holding Corp. (the “Company”) from time to time grants stock options to its executive officers and certain other employees. The Plan was filed as Exhibit 4 to the Company’s Registration Statement on Form S-8 filed on June 26, 2002, and an amendment to the Plan was filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed on May 11, 2004.

The form of agreement that the Company uses for grants of stock options under the Plan is attached to this Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILADELPHIA CONSOLIDATED HOLDING CORP.
Date: February 9, 2005	By:	Craig P. Keller
Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement